Customer No. 2920

Note No. 53125

AMENDMENT TO NOTE

This Amendment to Note (“Amendment”) is effective as of December 7, 2012 by and between FirstMerit Bank, N.A., (hereafter “Lender”) and OurPet's Company, Virtu Company, and SMP Company Incorporated (hereafter “Borrower”) (Collectively “Parties”).

Whereas Lender loaned to the OurPet's Company the sum of $5,000,000.00 evidenced by an Amended and Restated Promissory Note dated June 28, 2011 including any and all amendments thereto (the “Note”); and

Whereas, Lender and Borrower desire to modify and amend the terms of the Note which has a principal balance of $2,276,031.93 as of December 5, 2012;

Now, therefore, in consideration of the foregoing and of other good and valuable consideration the receipt of which is hereby acknowledged by the Parties hereto, the Note is modified and amended to read as follows:

1.	Virtu Company and SMP Company Incorporated hereby agree to become a Borrower under the Note, effective December 7, 2012.

2.	Virtu Company and SMP Company Incorporated hereby acknowledge that they have received a copy of the Note, have read the same and are familiar with its terms and conditions.

3.	The section of said Note titled "Promise to Pay" is hereby deleted in its entirety and is replaced with the following:

Promise to Pay: OurPet's Company, Virtu Company, and SMP Company Incorporated ("Borrower"), jointly and severally promise to pay to FirstMerit Bank, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million and 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

4.	The Borrower's final payment (“Maturity Date”) of said Note is hereby amended from June 30, 2013 to June 30, 2014.

5.	The interest only period of said Note is hereby extended for an additional nineteen (19) months until June 30, 2014.

It is expressly agreed by the Parties that this Amendment does not change any other terms or conditions of the Note not specifically amended herein, and that such terms and conditions not amended shall remain in full force and effect and are expressly applicable to the terms of this Amendment.

The undersigned Borrower hereby ratifies and affirms its liability to Lender pursuant to the aforesaid indebtedness and loan relationship, evidenced in part, by this Amendment and agrees that its liability thereon shall continue in full force and effect and represents to Lender that it has no defenses, set-offs, or other claims against Lender. The undersigned Borrower releases and forever discharges Lender, its present and future, directors, officers, employees, agents, attorneys, successors and assigns, of and from, any and all actions, claims, and/or demands (whether these are now known or unknown, or whether these now exist or may hereafter accrue through the date of this Amendment) which said Borrower may hold against Lender, its present and future directors, officers, employees, agents, attorneys, successors and/or assigns, as a result of said Parties' business , legal and contractual relationship, which in any manner arises under, arises in, or relates to, the indebtedness and loan relationship, evidenced in part, by this Amendment. The undersigned Borrower further agrees that in the event its indebtedness and loan relationship, evidenced in part, by this Amendment, is secured by any lien or security interest, nothing contained herein or done pursuant hereto shall affect such lien or security interest or the priority of the same with regard to other encumbrances. The undersigned Borrower further agrees that the present principal balance of its indebtedness and loan relationship, evidenced by this Amendment to Lender is in the amount stated above.

The undersigned Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney engaged by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of the aforesaid Note, as amended, as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of the aforesaid Note, as amended, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower hereby waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on the aforesaid Promissory Note, as amended, have been paid in full. Borrower hereby waives any conflict of interest that an attorney engaged by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is engaged by Lender. Borrower expressly consents to such attorney acting for Borrower, in confessing judgment.

NOTICE: FOR THIS NOTICE "YOU' MEANS THE BORROWER AND "CREDITOR"AND '"HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

OurPet's Company

By:	/s/ Steven Tsengas	12/7/12
	Steven Tsengas, President	Date

Virtu Company

By:	/s/ John Silverstri	12/7/12
	John Silverstri, President/Chief Operating Officer	Date

SMP Company Incorporated

By:	/s/ John Silvestri	12/7/12
	John Silvestri, President/Chief Operating Officer	Date

GUARANTOR:

By:	/s/ Steven Tsengas	12/7/12
Steven Tsengas, an Individual		Date

By:	/s/ Evangelia Tsengas	12/7/12
Evangelia Tsengas, an Individual		Date

LENDER:

FirstMerit Bank, N.A

By:	/s/ Eric Hollinger	12/7/12
	Eric Hollinger, vice president	Date

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